SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)
                                  July 29, 2002



                            BEAR STEARNS ASSET BACKED
                                 SECURITIES INC.



             (Exact name of Registrant as specified in its charter)

       Delaware                      333-56242               13-3836437
---------------------------      -------------------        --------------
(State or other jurisdiction       (Commission            (I.R.S.  employer
    of incorporation)               file number)          identification no.)



         383 Madison Avenue
         New York, New York                                      10179
--------------------------------------------                    ---------
(Address of principal executive offices)                        (ZIP Code)

                                 (212) 272-2000
               Registrant's telephone number, including area code

                                       N/A
                     --------------------------------------
          (Former name or former address, if changed since last report)







Item 5.  Other Events.

Bear Stearns Asset Backed Securities, Inc., as depositor (the "Depositor"), registered issuances of Asset-Backed Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333-56242) (as amended, the "Registration Statement"). Pursuant to the Registration Statement, the Depositor caused Bear Stearns Asset Backed Securities, Inc., Asset-Backed Certificates, Series 2002-2 to issue $389,688,150 principal amount of Asset-Backed Certificates, Series 2002-2 (the "Certificates"), on July 30, 2002 (the "Closing Date").

The Certificates were issued pursuant to a pooling and servicing agreement (the "Pooling and Servicing Agreement"), dated as of July 1, 2002 (the "Cut-Off Date"), among the Depositor, EMC Mortgage Corporation, as Seller and a Master Servicer, Wells Fargo Bank Minnesota, National Association, as Securities Administrator and a Master Servicer, and Bank One, National Association, as Trustee.

Capitalized terms not defined herein have the meanings assigned in the Pooling and Servicing Agreement attached hereto as Exhibit 4.1.

Item 7.  Financial statements, PRO FORMA Financial Information and Exhibits.
         ------------------------------------------------------------------

         (c)      Exhibits

                  Exhibit No.

                  1.1      Underwriting Agreement

                  4.1      Pooling and Servicing Agreement

                  99.1     Yield Maintenance Agreement

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              BEAR STEARNS ASSET BACKED SECURITIES, INC.


                              By:    /s/ Joseph T. Jurkowski, Jr.
                                     ---------------------------------
                              Name:  Joseph T. Jurkowski, Jr.
                              Title: Vice President

Date: August 2, 2002

                                  EXHIBIT INDEX

Exhibit Number    Description

1.1 Underwriting Agreement between the Depositor and Bear, Stearns & Co. Inc., as underwriter (the "Underwriter"), dated as of July 26, 2002.

4.1 Pooling and Servicing Agreement, among the Depositor, EMC Mortgage Corporation, as Seller and a Master Servicer, Wells Fargo Bank Minnesota, National Association, as Securities Administrator and a Master Servicer, and Bank One, National Association, as Trustee, dated as of July 1, 2002.

99.1 Yield Maintenance Agreement between Bear Stearns Financial Products, Inc. ("BSFP") and the Trustee, dated as of July 30, 2002.